Earnings per Common Share	6 Months Ended
Jun. 30, 2013
Earnings Per Common Share [Abstract]
Earnings Per Common Share
18.   Earnings per Common Share:

The computation of basic earnings per share is based on the weighted average number of common shares outstanding during the period. The computation of diluted earnings per share assumes the granting of non-vested share-based compensation awards (refer to Note 17), for which the assumed proceeds upon grant are deemed to be the amount of compensation cost attributable to future services and not yet recognized using the treasury stock method, to the extent dilutive. For the six months ended June 30, 2013 the Company excluded 1,560,502 non vested share awards as anti-dilutive. For the six months ended June 30, 2012 the Company excluded 1,097,552 non vested share awards as anti-dilutive.
Non-vested share-based payment awards that contain rights to receive non forfeitable dividends or dividend equivalents (whether paid or unpaid) and participate equally in undistributed earnings are participating securities, and thus, are included in the two-class method of computing earnings per share.
The components of the calculation of basic earnings per common share and diluted earnings per common share are as follows:
	Six Months Ended June 30,
	2012	2013

Net income attributable to AMPNI shareholders	8,715	12,726

Less: Dividends declared and undistributed earnings allocated to non-vested shares	(181)	(346)
Net income available to common stockholders	8,534	12,380

Basic weighted average number of common shares outstanding	45,451,950	45,670,903

Diluted weighted average number of common shares outstanding	45,451,950	45,670,903

Basic earnings per common share	$ 0.19	$ 0.27
Diluted earnings per common share	$ 0.19	$ 0.27